Contact:    Marissa Vidaurri, Investor Relations, marissa.vidaurri@ni.com

NI Reports Record Orders for a First Quarter
Company Continues to Deliver Operating Leverage With Non-GAAP Operating Income up 16% YOY

Q1 2014 Highlights

•	Quarterly revenue of $285 million, down 1% YOY
•	Record orders for a first quarter
•	Fully diluted GAAP EPS of $0.15 and fully diluted non-GAAP EPS of $0.21
•	EBITDA of $41 million or $0.32 per share
•	Record cash and cash equivalents of $410 million

AUSTIN, Texas – April 29, 2014 – National Instruments (Nasdaq: NATI) today announced Q1 revenue of $285 million, down 1 percent year-over-year. Backlog increased by $7.5 million and deferred revenue increased by $6 million in the first quarter. The company’s orders under $20,000 grew 4 percent year-over-year; orders between $20,000 and $100,000 increased 5 percent year-over-year; and orders above $100,000 decreased 10 percent year-over-year. In Q1 2014, NI recognized $7 million in revenue from its largest customer, compared with approximately $4 million recognized in Q1 2013.

GAAP net income for Q1 was $19 million, with fully diluted earnings per share (EPS) of $0.15, and non-GAAP net income was $26 million, with non-GAAP fully diluted EPS of $0.21. EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, was $41 million, or $0.32 per share for Q1.

In Q1, GAAP gross margin was 75 percent and non-GAAP gross margin was 76 percent, up 30 basis points from Q4 2013. Total GAAP operating expenses were up 2 percent sequentially and were down 4 percent year-over-year. Total non-GAAP operating expenses were $182 million, up 3 percent sequentially and down 4 percent year-over-year.

GAAP operating margin was 8 percent in Q1, with GAAP operating income of $24 million, up 23 percent year-over-year. Non-GAAP operating margin was 12 percent in Q1, with non-GAAP operating income of $34 million, up 16 percent year-over-year.

The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related adjustments and acquisition-related transaction costs. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

“Although Q1 remained challenging, we received record orders for a first quarter, which indicates continued strong interest from customers in our software-based modular platform,” said Dr. James Truchard, NI president, CEO and co-founder. “We remained focused on spending discipline as well as leveraging our investments to further our platform offering so customers can continue to solve the toughest engineering challenges.”

Geographic revenue in U.S. dollar terms for Q1 2014 compared to Q1 2013 was down 4 percent in the Americas, up 6 percent in Europe, up 1 percent in East Asia and down 10 percent in Emerging Markets. In local currency terms, revenue was up 4 percent in Europe, up 3 percent in East Asia and flat in Emerging Markets.

As of March 31, NI had a record $410 million in cash and short-term investments, up $17 million from Dec. 31, 2013. The company paid $19 million in dividends in the first quarter. The NI Board of Directors also approved a quarterly dividend of $0.15 per share on the company’s common stock payable on June 2 to stockholders of record on May 12.

Guidance for Q2 2014

“We believe our ability to continue to gain market share in a challenging environment continues to validate our disruptive approach,” said Alex Davern, NI COO and CFO. “Improvement in the Global PMI over the last six months gives us increased confidence in the continued recovery of the industrial economy. This confidence combined with our continued commitment to deliver on our leverage plan leads us to expect improved operating margins in Q2.”

NI currently expects revenue for Q2 2014 to be between $296 million and $324 million. NI expects fully diluted EPS to be in the range of $0.13 to $0.25 for Q2, with non-GAAP fully diluted EPS expected to be in the range of $0.19 to $0.31.

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three-month periods ending March 31, 2014 and 2013, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP operating margin and fully diluted EPS.

When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition-related adjustments and acquisition-related transaction costs in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for the purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals, to allocate resources and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release also discloses the company’s EBITDA and EBITDA diluted EPS for the three-month periods ending March 31, 2014 and 2013. The company also believes that including the EBITDA results assists investors in assessing the company’s operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release.

Conference Call Information and Availability of Presentation Materials

Interested parties can listen to the Q1 2014 conference call today, April 29, at 4:00 p.m. CT at ni.com/call. Replay information is available by calling (855) 859-2056, confirmation code #20262052, shortly after the call through May 4 at 11:00 p.m. CT, or by visiting the company’s website at ni.com/call. You may also view certain presentation materials that we may refer to on the conference call at ni.com/nati.

Forward-Looking Statements

This release contains “forward-looking statements,” including statements regarding furthering our platform offering so customers can continue to solve the toughest engineering challenges, continuing to gain market share in a challenging environment continues to validate our disruptive approach, increased confidence in the continued recovery, expecting improved operating margins in Q2 and NI’s Q2 guidance for revenue and GAAP and non-GAAP EPS. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, foreign exchange fluctuations, component shortages, delays in the release of new products, fluctuations in customer demand for NI products including orders from NI’s largest customer, fluctuations in average order size and customer mix, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies and the level of capacity utilization, and the impact of any acquisitions by NI. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the fiscal year ended Dec. 31, 2013, and the other documents it files with the SEC for other risks associated with the company’s future performance.

About NI

Since 1976, NI (www.ni.com) has equipped engineers and scientists with tools that accelerate productivity, innovation and discovery. NI’s graphical system design approach to engineering provides an integrated software and hardware platform that speeds the development of any system needing measurement and control. The company’s long-term vision and focus on improving society through its technology supports the success of its customers, employees, suppliers and shareholders. Readers can obtain investment information from the company’s investor relations department by calling (512) 683-5090, emailing nati@ni.com or visiting www.ni.com/nati. (NATI-F)

National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$240,701	$230,263
Short-term investments	169,409	163,149
Accounts receivable, net	181,545	180,680
Inventories, net	170,257	172,109
Prepaid expenses and other current assets	51,723	49,001
Deferred income taxes, net	35,324	33,393
Total current assets	848,959	828,595

Property and equipment, net	262,518	260,568
Goodwill	146,544	146,520
Intangible assets, net	83,484	82,310
Other long-term assets	24,173	25,558
Total assets	$1,365,678	$1,343,551

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$62,827	$56,614
Accrued compensation	21,817	25,189
Deferred revenue – current	102,155	96,117
Accrued expenses and other liabilities	16,567	17,627
Other taxes payable	29,752	29,808
Total current liabilities	233,118	225,355

Deferred income taxes	43,294	44,620
Liability for uncertain tax positions	24,145	23,572
Deferred revenue – long-term	21,261	21,389
Other long-term liabilities	6,119	5,531
Total liabilities	327,937	320,467

Stockholders’ equity:
Preferred stock	-	-
Common stock	1,261	1,257
Additional paid-in capital	621,211	604,330
Retained earnings	414,765	414,947
Accumulated other comprehensive income	504	2,550
Total stockholders’ equity	1,037,741	1,023,084
Total liabilities and stockholders’ equity	$1,365,678	$1,343,551

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data)

	Three Months Ended
	March 31,
	(unaudited)
	2014	2013

Net sales:
Product	$262,264	$265,418
Software maintenance	22,410	21,070
Total net sales	284,674	286,488

Cost of sales:
Product	69,621	68,626
Software maintenance	1,581	1,614
Total cost of sales	71,202	70,240

Gross profit	213,472	216,248

Operating expenses:
Sales and marketing	111,916	114,070
Research and development	55,259	61,256
General and administrative	22,473	22,844
Acquisition-related adjustment	-	(1,316)
Total operating expenses	189,648	196,854

Operating income	23,824	19,394

Other income (expense):
Interest income	197	185
Net foreign exchange gain (loss)	50	(1,462)
Other income, net	88	24

Income before income taxes	24,159	18,141

Provision for (benefit from) income taxes	5,436	(459)

Net income	$18,723	$18,600

Basic earnings per share	$0.15	$0.15
Diluted earnings per share	$0.15	$0.15

Weighted average shares outstanding –
Basic	125,973	123,306
Diluted	126,725	124,365

Dividends declared per share	$0.15	$0.14

National Instruments
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended
	March 31,
	(unaudited)
	2014	2013

Cash flow from operating activities:
Net income	$18,723	$18,600
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	16,994	16,829
Stock-based compensation	6,553	7,134
Tax benefit from deferred income taxes	(3,198)	(1,902)
Tax benefit from stock option plans	(70)	(459)
Changes in operating assets and liabilities:
Accounts receivable	(865)	15,115
Inventories	1,852	(18,045)
Prepaid expenses and other assets	(2,790)	(12,969)
Accounts payable	6,213	1,603
Deferred revenue	5,910	3,776
Taxes and other liabilities	(3,180)	(9,200)
Net cash provided by operating activities	46,142	20,482

Cash flow from investing activities:
Capital expenditures	(11,959)	(19,094)
Capitalization of internally developed software	(7,602)	(2,803)
Additions to other intangibles	(1,049)	(1,418)
Purchases of short-term investments	(9,649)	(8,177)
Sales and maturities of short-term investments	3,389	26,092
Net cash used by investing activities	(26,870)	(5,400)

Cash flow from financing activities:
Proceeds from issuance of common stock	10,000	11,798
Dividends paid	(18,904)	(17,281)
Tax benefit from stock option plans	70	459
Net cash used by financing activities	(8,834)	(5,024)

Net change in cash and cash equivalents	10,438	10,058
Cash and cash equivalents at beginning of period	230,263	161,996
Cash and cash equivalents at end of period	$240,701	$172,054

National Instruments
Detail of GAAP Charges Related to Stock-Based Compensation, Amortization of Acquisition Intangibles and Acquisition-Related Transaction Costs
(unaudited)

	Three Months Ended
	March 31,

	2014	2013

Stock-based compensation
Cost of sales	$441	$421
Sales and marketing	2,811	3,073
Research and development	2,451	2,737
General and administrative	850	903
Provision for income taxes	(1,836)	(1,814)
Total	$4,717	$5,320

Amortization of acquisition intangibles
Cost of sales	$2,666	$2,760
Sales and marketing	466	518
Research and development	406	673
Other income, net	170	193
Provision for income taxes	(1,224)	(1,350)
Total	$2,484	$2,794

Acquisition-related adjustment and transaction costs
Sales and marketing	$88	$118
Research and development	153	144
General and administrative	65	106
Acquisition-related adjustment	-	(1,316)
Provision for income taxes	(107)	(106)
Total	$199	$(1,054)

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Reconciliation of Gross Profit to Non-GAAP Gross Profit
Gross profit, as reported	$213,472	$216,248
Stock-based compensation	441	421
Amortization of acquisition intangibles	2,666	2,760
Acquisition-related transaction costs	-	-
Non-GAAP gross profit	$216,579	$219,429
Non-GAAP gross margin	76%	77%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Operating expenses, as reported	$189,648	$196,854
Stock-based compensation	(6,112)	(6,713)
Amortization of acquisition intangibles	(872)	(1,191)
Acquisition-related adjustment	-	1,316
Acquisition-related transaction costs	(306)	(368)
Non-GAAP operating expenses	$182,358	$189,898

Reconciliation of Operating Income to Non-GAAP Operating Income
Operating income, as reported	$23,824	$19,394
Stock-based compensation	6,553	7,134
Amortization of acquisition intangibles	3,538	3,951
Acquisition-related adjustment	-	(1,316)
Acquisition-related transaction costs	306	368
Non-GAAP operating income	$34,221	$29,531
Non-GAAP operating margin	12%	10%

Reconciliation of Income Before Income Taxes to Non-GAAP Income Before Income Taxes
Income before income taxes, as reported	$24,159	$18,141
Stock-based compensation	6,553	7,134
Amortization of acquisition intangibles	3,708	4,144
Acquisition-related adjustment	-	(1,316)
Acquisition-related transaction costs	306	368
Non-GAAP income before income taxes	$34,726	$28,471

Reconciliation of Provision for Income Taxes to Non-GAAP Provision for Income Taxes
Provision for income taxes, as reported	$5,436	$(459)
Stock-based compensation	1,836	1,814
Amortization of acquisition intangibles	1,224	1,350
Acquisition-related adjustment and transaction costs	107	106
Non-GAAP provision for income taxes	$8,603	$2,811

National Instruments
Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Non-GAAP Basic EPS and Non-GAAP Diluted EPS
(unaudited)

	Three Months Ended
	March 31,

	2014	2013

Net income, as reported	$18,723	$18,600
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	4,717	5,320
Amortization of acquisition intangibles, net of tax effect	2,484	2,794
Acquisition-related adjustment	-	(1,316)
Acquisition-related transaction costs, net of tax effect	199	262
Non-GAAP net income	$26,123	$25,660

Basic EPS, as reported	$0.15	$0.15
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of stock-based compensation, net of tax effect	$0.04	$0.05
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02
Acquisition-related adjustment	-	(0.01)
Acquisition-related transaction costs, net of tax effect	-	-
Non-GAAP basic EPS	$0.21	$0.21

Diluted EPS, as reported	$0.15	$0.15
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS
Impact of stock-based compensation, net of tax effect	$0.04	$0.05
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02
Acquisition-related adjustment	-	(0.01)
Acquisition-related transaction costs, net of tax effect	-	-
Non-GAAP diluted EPS	$0.21	$0.21

Weighted average shares outstanding –
Basic	125,973	123,306
Diluted	126,725	124,365

National Instruments
Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income, as reported	$18,723	$18,600
Adjustments to reconcile net income to EBITDA –
Interest income	(197)	(185)
Tax expense	5,436	(459)
Depreciation and amortization	16,994	16,829
EBITDA	$40,956	$34,785

Diluted EPS, as reported	$0.15	$0.15
Adjustment to reconcile diluted EPS to EBITDA
Interest income	-	-
Taxes	0.04	-
Depreciation and amortization	0.13	0.13
EBITDA diluted EPS	$0.32	$0.28

Weighted average shares outstanding – Diluted	126,725	124,365

Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)
	Three months ended
	June 30, 2014

	Low	High
GAAP Fully Diluted EPS, guidance	$0.13	$0.25
Adjustment to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02

Non-GAAP diluted EPS, guidance	$0.19	$0.31